POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Ida Colon-Perez and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company:

ActiveIncome	333-283684	FlexGuard 2.0	333-288504
ActiveIncome - Franklin Templeton	333-290153	FlexGuard Income 2.0	333-288505
ActiveIncome – LPL	333-293964

Pruco Life Insurance Company (RILA/MVA):

333-288845	333-288852	333-288859
333-288846	333-288853	333-288860
333-288847	333-288855	333-288861
333-288848	333-288856	333-288862
333-288849	333-288857	333-288864
333-288851	333-288858	333-288865

Pruco Life Flexible Premium Variable Annuity Account (811-07325):

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand on March 20, 2026.

/s/ Reshma V. Abraham
Reshma V. Abraham
Director and Vice President

POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Ida Colon-Perez and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company:

ActiveIncome	333-283684	FlexGuard 2.0	333-288504
ActiveIncome - Franklin Templeton	333-290153	FlexGuard Income 2.0	333-288505
ActiveIncome – LPL	333-293964

Pruco Life Insurance Company (RILA/MVA):

333-288845	333-288852	333-288859
333-288846	333-288853	333-288860
333-288847	333-288855	333-288861
333-288848	333-288856	333-288862
333-288849	333-288857	333-288864
333-288851	333-288858	333-288865

Pruco Life Flexible Premium Variable Annuity Account (811-07325):

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand on March 20, 2026.

/s/ Markus Coombs
Markus Coombs
Director, Chief Financial Officer,
Chief Accounting Officer and Vice President

POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Ida Colon-Perez and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company:

ActiveIncome	333-283684	FlexGuard 2.0	333-288504
ActiveIncome - Franklin Templeton	333-290153	FlexGuard Income 2.0	333-288505
ActiveIncome – LPL	333-293964

Pruco Life Insurance Company (RILA/MVA):

333-288845	333-288852	333-288859
333-288846	333-288853	333-288860
333-288847	333-288855	333-288861
333-288848	333-288856	333-288862
333-288849	333-288857	333-288864
333-288851	333-288858	333-288865

Pruco Life Flexible Premium Variable Annuity Account (811-07325):

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand on March 27, 2026.

/s/ Alan M. Finkelstein
Alan M. Finkelstein
Director and Treasurer

POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Ida Colon-Perez and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company:

ActiveIncome	333-283684	FlexGuard 2.0	333-288504
ActiveIncome - Franklin Templeton	333-290153	FlexGuard Income 2.0	333-288505
ActiveIncome – LPL	333-293964

Pruco Life Insurance Company (RILA/MVA):

333-288845	333-288852	333-288859
333-288846	333-288853	333-288860
333-288847	333-288855	333-288861
333-288848	333-288856	333-288862
333-288849	333-288857	333-288864
333-288851	333-288858	333-288865

Pruco Life Flexible Premium Variable Annuity Account (811-07325):

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand on March 20, 2026.

/s/ Scott E. Gaul
Scott E. Gaul
Director, President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Ida Colon-Perez and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company:

ActiveIncome	333-283684	FlexGuard 2.0	333-288504
ActiveIncome - Franklin Templeton	333-290153	FlexGuard Income 2.0	333-288505
ActiveIncome – LPL	333-293964

Pruco Life Insurance Company (RILA/MVA):

333-288845	333-288852	333-288859
333-288846	333-288853	333-288860
333-288847	333-288855	333-288861
333-288848	333-288856	333-288862
333-288849	333-288857	333-288864
333-288851	333-288858	333-288865

Pruco Life Flexible Premium Variable Annuity Account (811-07325):

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand on March 25, 2026.

/s/ Bradley O. Harris
Bradley O. Harris
Director

POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Ida Colon-Perez and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company:

ActiveIncome	333-283684	FlexGuard 2.0	333-288504
ActiveIncome - Franklin Templeton	333-290153	FlexGuard Income 2.0	333-288505
ActiveIncome – LPL	333-293964

Pruco Life Insurance Company (RILA/MVA):

333-288845	333-288852	333-288859
333-288846	333-288853	333-288860
333-288847	333-288855	333-288861
333-288848	333-288856	333-288862
333-288849	333-288857	333-288864
333-288851	333-288858	333-288865

Pruco Life Flexible Premium Variable Annuity Account (811-07325):

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand on March 27, 2026.

/s/ Salene Hitchcock-Gear
Salene Hitchcock-Gear
Director